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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                  June 8, 2000

                               __________________

                           AVERY COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)




        Delaware                    000-27095              12-2227079
(State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)           File Number)        Identification No.)


                            190 South LaSalle Street
                                   Suite 1710
                               Chicago, IL 60603
               (Address of Principal Executive Offices)(Zip Code)


                                 (312) 419-0077
                            (Registrant's telephone
                          number, including area code)

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Item 5.  Other Events.

     On June 7, 2000, the Registrant issued a press release announcing certain executive changes. Through an inadvertent error, the Registrant mistakenly approved for release by its media relations firm a draft of the form of press release that had been superceded by later drafts. Accordingly, on June 8, 2000, the Registrant issued a new press release to announce again the executive changes and to clarify the earlier press release.

     A copy of the Registrant's clarifying press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

          99   Press Release dated June 8, 2000

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AVERY COMMUNICATIONS, INC.



Date: June 9, 2000               By:  /s/ Scot M. McCormick
                                    -----------------------------------
                                    Scot M. McCormick
                                    Vice President

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                                 EXHIBIT INDEX



Exhibit                                                      Page
Number                        Description of Document       Number
-------                       -----------------------       ------
  99      Press Release dated June 8, 2000

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